Credit Suisse High Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the year ended October 31, 2007


Portfolio:			Credit Suisse High Income Fund


Security:			Edison Mission Energy

Date Purchased:			5/1/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$10,000


% of Offering Purchased
by the Portfolio:		0.01%


Broker:				CITIGROUP

Member:				Joint Lead Manager



Portfolio:			Credit Suisse High Income Fund


Security:			Dynegy Holdings Inc.


Date Purchased:			5/17/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$30,000


% of Offering Purchased
by the Portfolio:		0.05%


Broker:				JPMORGAN


Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Claires Stores Inc.


Date Purchased:			5/22/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		515


Total Principal Purchased
by the Portfolio *:		$51,500


% of Offering Purchased
by the Portfolio:		0.15%


Broker:				Bear Stearns


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			Forest Oil


Date Purchased:			6/1/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		225


Total Principal Purchased
by the Portfolio *:		$22,500


% of Offering Purchased
by the Portfolio:		0.03%


Broker:				JPMORGAN


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			Bristow Group Inc.


Date Purchased:			6/7/2007


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$15,000


% of Offering Purchased
by the Portfolio:		0.02%


Broker:				Goldman Sachs and Co.

Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			Community Health System


Date Purchased:			7/25/2007


Price Per Share:		$99.29


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$49,647


% of Offering Purchased
by the Portfolio:		0.00%


Broker:				Merrill Lynch

Member:				Joint Lead Manager






Portfolio:			Credit Suisse High Income Fund


Security:			First Data Corp.


Date Purchased:			10/16/2007


Price Per Share:		$94.80


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$71,097


% of Offering Purchased
by the Portfolio:		0.03%


Broker:				CITIGROUP


Member:				Joint Lead Manager





Portfolio:			Credit Suisse High Income Fund


Security:			TXU Engergy Co., LLC


Date Purchased:			10/24/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		6,000


Total Principal Purchased
by the Portfolio *:		$600,000


% of Offering Purchased
by the Portfolio:		0.20%


Broker:				Goldman Sachs and Co.


Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Income Fund


Security:			Bausch & Lomb Inc.


Date Purchased:			10/16/2007


Price Per Share:		$99.75


Shares Purchased
by the Portfolio *:		550


Total Principal Purchased
by the Portfolio *:		$54,862.50

% of Offering Purchased
by the Portfolio:		0.08%


Broker:				BANC OF AMER SECS

Member:				Joint Lead Manager




Portfolio:			Credit Suisse High Income Fund


Security:			R.H. Donnelley Corp.


Date Purchased:			10/2/2007


Price Per Share:		$100


Shares Purchased
by the Portfolio *:		2,000


Total Principal Purchased
by the Portfolio *:		$200,739.58


% of Offering Purchased
by the Portfolio:		0.13%


Broker:				JPMORGAN

Member:				Co-Manager